UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

AMENDMENT No. 1

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2008

Capital Growth Systems, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Florida	0-30831	65-0953505
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 W. Madison Street, Suite 2060, Chicago, Illinois 60661

(Address of Principal Executive Offices, Including Zip Code)

(312) 673-2400

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note.

This Form 8-K/A amends the Form 8-K filed by Capital Growth Systems, Inc. (the “Company”) on November 25, 2008 (the “Original 8-K”), announcing the completion of the Financial Closing phase of its acquisition of Vanco Direct USA, LLC (“Vanco Direct”) through its wholly-owned subsidiary, Capital Growth Acquisition, Inc. (“CGAI”).

On November 20, 2008, the Company and CGAI completed the Financial Closing phase of its acquisition of all of the outstanding membership interests of Vanco Direct (the “Interests”). The certificate for the Interests was placed in escrow to be transferred to CGAI upon the date of transfer of ownership of the Interests to CGAI (the “Final Closing”). The Final Closing shall occur upon the approval by the FCC and the state regulatory commissions (in charge of state licensure for Vanco Direct telecommunications operations) of the change in beneficial ownership of Vanco Direct to the Company (“Regulatory Approvals”). The Company may waive the Regulatory Approvals requirement if all Regulatory Approvals have not been obtained by ninety-one (91) days following the Financial Closing date. Further, if the Company has obtained the Regulatory Approval from the State Commission of the State of New York, then the Company may waive such requirement and proceed to the Final Closing any time that is at least forty-five (45) days following the Financial Closing date.

Effective upon the Financial Closing, CGAI entered into a Management Services Agreement (MSA) pursuant to which it manages the operations of Vanco Direct, is paid a monthly management fee equal to 30% of Vanco Direct’s revenues (provided that in no event shall any monthly payment exceed Vanco Direct’s net revenues for such month), and is responsible for any losses that may accrue. The Company intends to consolidate the financial statements of Vanco Direct as of December 31, 2008 and for the period from the initiation of the MSA through December 31, 2008.

The purpose of this Form 8-K/A is to file, as part of the Original 8-K, the audited financial statements of Vanco Direct as of December 31, 2007 and 2006 and for the years then ended and the unaudited financial statements of Vanco Direct as of September 30, 2008 and 2007 and for the nine-month periods then ended.

Item 9.01	Financial Statements and Exhibits.

Exhibit 99.1	Financial statements of Vanco Direct USA, LLC as of December 31, 2007 and 2006 and for the years then ended together with Report of Independent Registered Public Accounting Firm

Exhibit 99.2	Financial statements of Vanco Direct USA, LLC as of September 30, 2008 and 2007 and for the nine-month periods then ended (unaudited)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 5, 2009

CAPITAL GROWTH SYSTEMS, INC.

By:	/s/ Jim McDevitt
Jim McDevitt
Chief Financial Officer

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